Exhibit 99.1

News Release

LML REPORTS PROFITABLE RESULTS FOR THE THIRD QUARTER AND
NINE MONTH PERIOD OF FISCAL 2010

Revenue and Profitability Continue to Increase as Company Reports Net Earnings of $0.04 Per Share

VANCOUVER, BC, February 11, 2010 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading payments technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its third quarter and nine month period ended December 31, 2009.

Revenue for the third quarter ended December 31, 2009 was $4,743,000, an increase of 56% over the $3,037,000 in revenue for the third quarter ended December 31, 2008.  GAAP net income for the quarter was $616,000, or $0.02 per share, compared to GAAP net income of $281,000, or $0.01 per share, for the third quarter ended December 31, 2008, an improvement of $335,000 or $0.01 per share.

Non-GAAP net income was $1,057,000, or $0.04 per share, compared to $501,000, or $0.02 per share, for the third quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-cash items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Revenue for the nine month period ended December 31, 2009 was $11,230,000, an increase of 20.7% from revenue of $9,302,000 for the nine month period ended December 31, 2008.  GAAP net income for the same period was $1,071,000, or $0.04 per share, compared to GAAP net income of $300,000 or $0.01 per share, for the same period during fiscal 2009, an improvement of $771,000.

Non-GAAP net income for the nine month period ended December 31, 2009 was $2,264,000, or $0.08 per share, compared to $1,613,000, or $0.06 per share, for the same period last year.

“We are pleased with our progress and results.   For the quarter, revenue for our Transaction Payment Processing segment increased 20% in Canadian dollars, or 37% in U.S. dollars.  These profitable results allowed us to continue to make investments in the growth of our business and this past quarter, we increased spending in product development and sales and marketing by 141% and 37% respectively.  As anticipated, we saw a decline in check processing revenue but still produced profitable results from the segment as well.   Revenue from our intellectual property segment increased approximately 256% for the quarter and 91% for the first nine months driven by our recent settlement with one defendant and by increases in running royalties from existing licensees.  We continue to believe in the validity and enforceability of our intellectual property as we continue to move forward with licensing and enforcement action,” said Patrick H. Gaines, Chief Executive Officer.

Q3 Highlights

•	Overall revenue increased 56%
•	Transaction Payment Processing segment revenue increased 20% in Canadian dollars, or 37% in U.S. dollars
•	Net income of $616,000 compared to $281,000 last year, an improvement of $335,000
•	Subsidiary settles lawsuit and provides patent license to 1 of 25 defendants in Texas litigation
•	EPS increased to $0.02

9 Months Highlights

•	Overall revenue increased 21%
•	Transaction Payment Processing segment revenue increased 20%
•	Net income of $1,071,000 compared to $300,000 last year, an improvement of $771,000
•	EPS increased to $0.04
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Conference Call
Management will host a conference call on February 11, 2010 at 1:30pm Pacific Time (4:30 pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800-768-8804.  International callers please dial 212-231-2905.

If you are unable to join the call, a telephone replay will be available through February 23, 2010 by dialing 800-633-8284 from within the U.S. or Canada, or 402-977-9140 if calling internationally.  Please reference reservation number 21459088 when prompted.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems. For more information about the Corporation please visit our interactive website at  www.lmlpayment.com or email info@lmlpayment.com.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and the FASB authoritative guidance regarding share-based payment, depreciation and amortization expense, and certain non-cash items. A reconciliation of adjustments of non-GAAP to GAAP results for the third quarter and nine month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  The Corporation believes the non-GAAP financial measures provide investors with similar measurement tools as its management uses to evaluate performance. Specifically, the Corporation’s management utilizes and relies upon certain financial reports which consist of an operating performance indicator without certain non-cash items such as amortization and depreciation and stock-based compensation to evaluate the Corporation’s operational performance as it pertains to generating cash, measuring budget expectations and achieving performance milestones. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

cont’d-

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars, except share data)
(Unaudited)

	Three Months Ended December 31		Nine months Ended December 31

	2009	2008	2009	2008

REVENUE	$4, 742,568	$3,037,241	$11,229,773	$9,301,687
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $37,464 for three months ended December 31, 2009 (three months ended December 31, 2008 - $37,464) and $111,579 for nine months ended December 31, 2009 (nine months ended December 31, 2008 - $113,066))	2,329,810	1,560,708	5,670,576	4,580,407
GROSS PROFIT (excludes amortization and depreciation expense)	2,412,758	1,476,533	5,559,197	4,721,280

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $243,028 for three months ended December 31, 2009 (three months ended December 31, 2008 - $274,297) and $781,386 for nine months ended December 31, 2009 (nine months ended December 31, 2008- $871,255))	1,059,165	962,623	3,083,629	3,209,063
Sales and marketing (includes s.b.c. expense of $765 for three months ended December 31, 2009 (three months ended December 31, 2008 - $765) and $2,277 for nine months ended December 31, 2009 (nine months ended December 31, 2008 - $2,285))	103,481	77,149	296,084	237,715
Product development and enhancement (includes s.b.c. expense of $12,233 for three months ended December 31, 2009 (three months ended December 31, 2008 - $12,233) and $36,434 for nine months ended December 31, 2009 (nine months ended December 31, 2008 - $36,567))	122,759	58,279	342,585	197,589
Amortization and depreciation	200,346	197,102	596,930	589,654
(Gain) on sale of assets	-	-	(3,830)	(864)

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	927,007	181,380	1,243,799	488,123

Foreign exchange gain	10,928	281,682	135,296	380,650
Other income (expenses)	-	10,833	(50,641)	29,808
Interest income	4,285	58,750	20,549	202,719
Interest expense	(846)	(45,269)	(47,676)	(204,154)

INCOME BEFORE INCOME TAXES	941,374	487,376	1,301,327	897,146
Income tax expense (recovery)
Current	(324,275)	206,074	(323,647)	597,018
Future	650,119	-	553,965	-
	325,844	206,074	230,318	597,018

NET INCOME	615,530	281,302	1,071,009	300,128

DEFICIT, beginning of period	(28,295,977)	(34,187,796)	(28,751,456)	(34,206,622)

DEFICIT, end of period	$(27,680,447)	$(33,906,494)	$(27,680,447)	$(33,906,494)

EARNINGS PER SHARE, basic and diluted	$0.02	$0.01	$0.04	$0.01

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	27,116,408	27,116,408	27,116,408	26,741,795
Diluted	27,252,792	27,116,408	27,150,430	26,741,795

-cont’d-

LML PAYMENT SYSTEMS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine Months Ended December 31

	2009	2008	2009	2008

GAAP Net Income	$615,530	$281,302	$1,071,009	$300,128

Add stock-based compensation	293,490	324,759	931,676	1,023,173
Add amortization and depreciation	200,346	197,102	596,930	589,654
Less foreign exchange gain	(52,253)	(302,231)	(331,716)	(298,891)
Less gain on sale of capital assets	-	-	(3,830)	(864)

Non-GAAP Net Income	$1,057,113	$500,932	$2,264,069	$1,613,200

GAAP Net Earnings Per Share, basic	$0.02	$0.01	$0.04	$0.01

Add stock-based compensation	0.01	0.01	0.03	0.04
Add amortization and depreciation	0.01	0.01	0.02	0.02
Less foreign exchange gain	(0.00)	(0.01)	(0.01)	(0.01)
Less gain on sale of capital assets	-	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share, basic	$0.04	$0.02	$0.08	$0.06

GAAP Net Earnings Per Share, diluted	$0.02	$0.01	$0.04	$0.01

Add stock-based compensation	0.01	0.01	0.03	0.04
Add amortization and depreciation	0.01	0.01	0.02	0.02
Less foreign exchange gain	(0.00)	(0.01)	(0.01)	(0.01)
Less gain on sale of capital assets	-	-	(0.00)	(0.00)

Non-GAAP diluted Net Earnings Per Share	$0.04	$0.02	$0.08	$0.06

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	December 31, 2009	March 31, 2009
ASSETS
Current Assets
Cash and cash equivalents	$3,979,487	$6,138,530
Funds held in trust	718,093	-
Funds held for merchants	4,266,636	10,746,731
Restricted cash	175,000	175,000
Accounts receivable, less allowances of $30,474 and $31,785, respectively	756,967	801,087
Corporate taxes receivable	582,863	-
Prepaid expenses	301,257	295,702
Current portion of future income tax assets	1,852,894	838,575
Total current assets	12,633,197	18,995,625

Property and equipment, net	235,978	227,324
Patents, net	497,160	622,730
Restricted cash	250,048	125,030
Future income tax assets	3,370,685	4,429,578
Other assets	20,362	19,020
Goodwill	17,874,202	17,874,202
Other intangible assets, net	4,834,125	5,205,487

TOTAL ASSETS	$39,715,757	$47,498,996

LIABILITIES
Current Liabilities
Accounts payable	$748,215	$756,845
Accrued liabilities	765,071	814,094
Corporate taxes payable	-	283,794
Funds due to merchants	4,266,636	10,746,731
Obligations under capital lease	30,043	170,243
Promissory notes	-	2,100,920
Current portion of deferred revenue	1,312,366	1,361,046
Total current liabilities	7,122,331	16,233,673

Deferred revenue	2,466,031	3,330,630

TOTAL LIABILITIES	9,588,362	19,564,303

SHAREHOLDERS' EQUITY
Capital Stock
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,116,408 and 27,116,408 issued and outstanding, respectively	50,039,568	50,039,568

Contributed surplus	7,663,735	6,732,059
Deficit	(27,680,447)	(28,751,456)
Accumulated other comprehensive income (loss)	104,539	(85,478)
Total shareholders' equity	30,127,395	27,934,693

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$39,715,757	$47,498,996

-cont’d-

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine months Ended December 31

	2009	2008	2009	2008

Operating Activities:
Net income	$615,530	$281,302	$1,071,009	$300,128
Adjustments to reconcile net income to net cash (used in) provided by operating activities
Provision for losses on accounts receivable	-	-	5,705	-
Amortization and depreciation	200,346	197,102	596,930	589,654
Gain on sale of assets	-	-	(3,830)	(864)
Stock-based compensation	293,490	324,759	931,676	1,023,173
Future income taxes	650,119	-	553,965	-
Foreign exchange (gain) loss	(52,253)	(302,231)	(331,716)	(298,891)

Changes in non-cash operating working capital
Funds held in trust	(718,093)	-	(718,093)	-
Restricted cash	(100,000)	-	(100,000)	125,000
Accounts receivable	(145,436)	1,217	71,714	136,826
Corporate taxes receivable	(432,147)	-	(582,863)	-
Prepaid expenses	152,228	(21,094)	3,202	(31,127)
Accounts payable and accrued liabilities	(4,503)	31,649	(70,949)	(801,937)
Corporate taxes payable	(6,991)	55,872	(327,673)	(517,121)
Deferred revenue	(377,545)	(348,875)	(923,947)	(1,108,374)
Net cash provided by (used in) operating activities	74,745	219,701	175,130	(583,533)

Investing Activities:
Acquisition of property and equipment	(75,497)	(16,744)	(90,017)	(106,147)
Proceeds from disposal of property and equipment	-	-	3,830	5,500
Development of patents	-	-	-	(1,652)
Net cash used in investing activities	(75,497)	(16,744)	(86,187)	(102,299)

Financing Activities:
Payments on capital leases	(39,552)	(48,939)	(140,882)	(142,335)
Payment on promissory notes	-	-	(2,321,460)	(2,843,974)
Share capital financing costs	-	-	-	(3,537)
Net cash used in financing activities	(39,552)	(48,939)	(2,462,342)	(2,989,846)

Effects of foreign exchange rate changes on cash and cash equivalents	16,457	(54,565)	214,356	(39,236)

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(23,847)	99,453	(2,159,043)	(3,714,914)

Cash and cash equivalents, beginning of period	4,003,334	5,935,401	6,138,530	9,749,768

Cash and cash equivalents, end of period	$3,979,487	$6,034,854	$3,979,487	$6,034,854

Supplemental disclosure of cash flow information
Interest paid	$846	$4,581	$47,939	$411,171
Taxes paid	-	$201,476	$435,138	$1,173,893

Non-cash investing and financing transactions not included in cash flows:

Issuance of common shares pursuant to earn-out provision	-	-	-	$1,971,125

-cont’d-

CONTACTS:

Patrick H. Gaines                                           Investor Relations
Chairman and CEO                                           (800) 888-2260
(604) 689-4440

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